Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)
November 30, 2023

Principal Amount		Value
U.S. Treasury Obligations 94.5%
	U.S. Treasury Notes
$91,900,000	0.13%, due 12/15/2023	$91,716,086
214,200,000	0.25%, due 3/15/2024 - 6/15/2024	209,722,695
83,100,000	0.38%, due 9/15/2024	79,980,504
53,100,000	3.50%, due 9/15/2025	51,928,066
Total U.S. Treasury Obligations (Cost $433,338,868)		433,347,351
Number of Shares

Short-Term Investments 5.8%
Investment Companies 5.8%
26,760,163	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.31(a) (Cost $26,760,163)	26,760,163
Total Investments 100.3% (Cost $460,099,031)		460,107,514
Liabilities Less Other Assets (0.3)%		(1,505,608)(b)
Net Assets 100.0%		$458,601,906

(a)	Represents 7-day effective yield as of November 30, 2023.
(b)	Includes the impact of the Fund's open positions in derivatives at November 30, 2023.
See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At November 30, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	20	$(9,135,600)	$4,490	12/1/2023	$(600)
S&P 500 Index	23	(10,505,940)	4,510	12/1/2023	(1,725)
S&P 500 Index	46	(21,011,880)	4,525	12/1/2023	(7,820)
S&P 500 Index	6	(2,740,680)	4,530	12/1/2023	(1,350)
S&P 500 Index	12	(5,481,360)	4,540	12/1/2023	(4,560)
S&P 500 Index	3	(1,370,340)	4,415	12/8/2023	(608)
S&P 500 Index	35	(15,987,300)	4,515	12/8/2023	(37,975)
S&P 500 Index	4	(1,827,120)	4,520	12/8/2023	(4,780)
S&P 500 Index	31	(14,160,180)	4,525	12/8/2023	(40,455)
S&P 500 Index	84	(38,369,520)	4,535	12/8/2023	(131,880)
S&P 500 Index	89	(40,653,420)	4,540	12/8/2023	(152,635)
S&P 500 Index	7	(3,197,460)	4,545	12/8/2023	(13,125)
S&P 500 Index	1	(456,780)	4,415	12/15/2023	(695)
S&P 500 Index	121	(55,270,380)	4,495	12/15/2023	(197,835)
S&P 500 Index	91	(41,566,980)	4,500	12/15/2023	(157,430)
S&P 500 Index	32	(14,616,960)	4,510	12/15/2023	(62,080)
S&P 500 Index	10	(4,567,800)	4,545	12/15/2023	(29,250)
S&P 500 Index	73	(33,344,940)	4,540	12/22/2023	(250,390)
S&P 500 Index	95	(43,394,100)	4,545	12/22/2023	(340,575)
S&P 500 Index	40	(18,271,200)	4,555	12/22/2023	(157,400)
S&P 500 Index	46	(21,011,880)	4,560	12/22/2023	(189,520)
S&P 500 Index	22	(10,049,160)	4,540	12/29/2023	(84,700)
S&P 500 Index	2	(913,560)	4,550	12/29/2023	(8,350)
S&P 500 Index	6	(2,740,680)	4,555	12/29/2023	(26,070)
S&P 500 Index	85	(38,826,300)	4,560	12/29/2023	(384,625)
S&P 500 Index	33	(15,073,740)	4,565	12/29/2023	(155,595)
Total options written (premium received $4,171,249)					$(2,442,028)
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of November 30, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$433,347,351	$—	$433,347,351
Short-Term Investments	—	26,760,163	—	26,760,163
Total Investments	$—	$460,107,514	$—	$460,107,514
See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s derivatives as of November 30, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(2,442,028)	$—	$—	$(2,442,028)
Total	$(2,442,028)	$—	$—	$(2,442,028)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Schedule of Investments

Notes to Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited)

As previously disclosed in supplements dated July 7, 2023, August 1, 2023 and January 9, 2024 to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (the "Supplements"), the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund is currently expected to be reorganized into an exchange-traded fund after the close of business on January 26,2024. Class A and C Shares of the Fund were converted into Institutional Class Shares on after the close of business on September 14, 2023 and Class R6 shares were reorganized into Institutional Class shares on January 12, 2024. Please read the Supplements and information statement on Form N-14, for important information about the expected reorganization. On June 29, 2023, the Board approved a change in fiscal year end from October 31 to August 31, to be effective as of the date of the Conversion, for U.S. Equity Index PutWrite Strategy.
In accordance with Accounting Standards Codification 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the "Fund") are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund's investments in exchange-traded options written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited)  (cont’d)

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Fund's Board of Trustees designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.

Notes to Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) (cont'd)
Legend

Other Abbreviations:
Management	= Neuberger Berman Investment Advisers LLC
For information on the Fund's significant accounting policies, please refer to the Fund's most recent shareholder reports.